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                                  EXHIBIT 10.7



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                              COPYRIGHT ASSIGNMENT


               WHEREAS, ENLIGHTEN SOFTWARE SOLUTIONS, INC., a corporation organized and existing under the laws of the State of California, having its office at 999 Baker Way, Fifth Floor, San Mateo, California 94404, ("Enlighten") is the owner of certain intellectual property that is listed on the attached Schedule A, which is made a part hereof, including without limitation all intellectual property rights, whether or not registered or filed with any governmental authority, associated copyright registrations and copyright applications, and all registrations and renewals thereof and applications for registration and renewal thereof, together with (a) source code, object code, build procedures, installation files, help files, dynamic link libraries, informational content included in Software, (b) all writings and computer tapes, disks, data bases, flow diagrams, and other property manifesting, embodying or incorporating any thereof, (c) all present and future rights of Enlighten under all present and future license agreements relating thereto, whether Enlighten is licensee or licensor thereunder, (d) all income, royalties, damages and payments now or hereafter due and/or payable to Enlighten thereunder or with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (e) all of Enlighten's present and future claims, causes of action and rights to sue for past, present or future infringements thereof, (f) all rights corresponding thereto throughout the world, (g) all present and future proceeds and products thereof in any form whatsoever, and (h) (i) all registered copyrights owned by Enlighten arising in and to the Software, including the jurisdictions in which each such item of Intellectual Property has been issued or registered or in which any application for such issuance and registration has been filed, (ii) licenses and value added reseller agreements in effect with respect to the Software, and (iii) licenses, sublicenses and other agreements as to which Enlighten or any Enlighten Subsidiary is a party and pursuant to which Enlighten or its Subsidiaries are authorized to use any third party patents, trademarks or copyrights, including software, that are incorporated in, are or form a part of the Software or any other product of Enlighten or any of its Subsidiaries (collectively, the "Copyrights").

               WHEREAS, MADEN TECH CONSULTING, INC., a corporation organized and existing under the laws of the State of Delaware, having an address at 2110 Washington Boulevard, Suite 200, Arlington, VA 22204 and Enlighten Software Solutions, Inc. have entered into a Software Security Agreement contemporaneously herewith.

               WHEREAS, this assignment shall automatically become effective upon the occurrence of any default or event of default under or as defined in any of the Credit Documents or Software Security Agreement.

               NOW, THEREFORE, in consideration of the investment of Maden Tech Consulting, Inc. in Enlighten Software Solutions, Inc. and other good and valuable consideration, receipt of which is hereby acknowledged, Enlighten Software Solutions, Inc. does hereby conditionally sell, assign and transfer unto Maden Tech Consulting, Inc. its successors and assigns, all of its right, title and interest in and to the Software and Copyrights as listed on Schedule A, and the right to apply for copyrights, registrations and renewals thereof, together with all rights of action and claims for damages and benefits arising because of past infringement of said Copyrights.



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               IN WITNESS WHEREOF, Enlighten Software Solutions, Inc. has
caused this instrument to be signed by a duly authorized corporate officer and delivered, as of this 14th day of February, 2001.



                                            ENLIGHTEN SOFTWARE SOLUTIONS, INC.



                                            By: /s/ David D. Parker
                                               -----------------------------
                                            Name: David D. Parker
                                            Title: Co-Chairman of the Board


                                * * * * * * * * *

STATE OF          California       )
                                   )  ss
COUNTY OF         Santa Clara      )

On this 14th day of February, 2001 before me personally appeared David D. Parker to me personally known, who, being duly sworn, did say that he is the Co-Chairman of the Board of Enlighten Software Solutions, Inc. and that he duly executed the foregoing instrument for and on behalf of Enlighten Software Solutions, Inc. being duly authorized to do so and that said individual acknowledged said instrument to be the free act and deed of said corporation.


/s/ Marie Delphine Herrera
-------------------------------------
Notary Public

My Commission expires:
1/8/2004


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                                   SCHEDULE A
                                   COPYRIGHTS


Title                      Registration No.                    Registration Date
--------------------------------------------------------------------------------

Enlighten DSM Software

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